SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                 ___________________

                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (date of
          earliest event reported):                         May 2, 1997


                                      GPU, Inc.
                  (Exact name of registrant as specified in charter)


            Pennsylvania             1-6047              13-5516589
          (State or other          (Commission         (IRS employer
           jurisdiction of         file number)        identification no.)
           incorporation)




                  100 Interpace Parkway, Parsippany, New Jersey  07054
          (Address of principal executive offices)             (Zip Code)




          Registrant's telephone number, including area code:(201) 263-6500





          ITEM 5.   OTHER EVENTS.

                    On May 2, 1997, the Corporation announced that in

          response to inquiries from parties expressing interest in a possible purchase of the Oyster Creek Nuclear Generating Station,

          the Corporation would consider the possibility of selling the

          Three Mile Island Nuclear Generating Station as well.

                    The Corporation has previously announced that it was

          exploring the options of either selling or retiring the Oyster

          Creek Station, possibly as early as 2000, instead of continuing to operate the plant until the end of its licensed life in 2009.

          The Corporation is not, however, considering an early retirement of Three Mile Island due to its lower operating costs.

                    A copy of the Corporation s related news release is

          annexed as an exhibit.



          Item 7.   Financial Statements, Pro Forma Financial
                    Information and Exhibits.

                    (c) Exhibits.

                         1.   News Release, dated May 2, 1997.





                                      SIGNATURE

                    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE

          ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE

          SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY

          AUTHORIZED.


                                        GPU, INC.




                                        By:/s/ T. G. Howson
                                             T. G. Howson
                                             Vice President and Treasurer


          Date:  May 7, 1997